Private Placement	12 Months Ended
Dec. 31, 2022
Private Placement.
Private Placement
Note 4 — Private Placement
The Sponsor purchased 11,240,000 warrants, which included the underwriters’ exercise of the full over-allotment option (the “Private Placement Warrants”), each exercisable to purchase one Class A ordinary share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant and $11,240,000 in the aggregate, in a private placement that occurred concurrently with the closing of the Public Offering. Additionally, Salient Capital Advisors, LLC, acting in its capacity as investment advisor on behalf of one or more client accounts (“Salient Client Accounts”) purchased 2,800,000 warrants on the same terms as the Sponsor in a private placement that occurred concurrently with the closing of the Public Offering. The private placement resulted in an aggregate of 14,040,000 warrants and $14,040,000 in proceeds, a portion of whi
ch was placed in the Trust account.